UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 14, 2004
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                      47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------




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 Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

       Exhibit
       Number     Description

         99.1     Press Release, dated April 14, 2004.


Item 5.  Other Events.

     The Company had previously announced that on August 8, 2003, it was informed that the Securities and Exchange Commission's Enforcement Division had issued a formal order of private investigation in connection with the Company's restatement of its prior consolidated financial statements.

     On April 14, 2004, Transaction Systems Architects, Inc. issued a press release announcing that it had received a letter from the Securities and Exchange Investigation indicating that they had terminated their investigation and that no enforcement action has been recommended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: April 14, 2004                   By:       /s/ David R. Bankhead
                                           -------------------------------------
                                                     David R. Bankhead
                                                   Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release, dated April 14, 2004.